UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

Hudson Highland Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 351-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 30, 2008, Hudson Highland Group, Inc. (the “Company”) entered into an amendment to its Amended and Restated Credit Agreement (the “Credit Agreement”), by and among the lenders party thereto, Wells Fargo Foothill, Inc., as arranger and administrative agent, the Company and each of its subsidiaries party thereto. The amendment effects the following material changes to the Credit Agreement: (1) eliminates the minimum quarterly EBITDA covenant; (2) requires the Company to maintain a minimum borrowing availability of $25 million (based on eligible receivables) on the $75 million credit facility; (3) limits the Company’s stock repurchases to $11 million between January 1, 2008 and February 28, 2009 and prohibits such repurchases thereafter; and (4) limits the Company’s capital expenditures to $9 million in 2009 and $11 million per year thereafter; (5) limits the amount of permitted acquisitions to $10 million per year; and (6) bases interest rates on borrowings on the borrowing availability instead of a leverage ratio and establishes minimum interest rates for base rate loans and LIBOR rate loans. The maturity date of the Credit Agreement remains July 31, 2012.

The description of the amendment to the Credit Agreement set forth above is qualified by reference to the amendment to the Credit Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference. On December 30, 2008, the Company issued a press release announcing the amendment to the Credit Agreement, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)	Amendment No. 2 to Amended and Restated Credit Agreement, dated December 30, 2008, by and among the lenders identified on the signature pages thereto, Well Fargo Foothill, Inc., as arranger and administrative agent, Hudson Highland Group, Inc. and each of its subsidiaries identified on the signature pages of the Credit Agreement.

(99.1)	Press Release of Hudson Highland Group, Inc. issued on December 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.

Date: December 30, 2008	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Executive Vice President and Chief Financial Officer

HUDSON HIGHLAND GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
(4.1)	Amendment No. 2 to Amended and Restated Credit Agreement, dated December 30, 2008, by and among the lenders identified on the signature pages thereto, Well Fargo Foothill, Inc., as arranger and administrative agent, Hudson Highland Group, Inc. and each of its subsidiaries identified on the signature pages of the Credit Agreement.

(99.1)	Press Release of Hudson Highland Group, Inc. issued on December 30, 2008.